Exhibit 24.3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, who is the Authorized Representative in the United States for each subsidiary of Virgin Media Inc. listed on Exhibit A hereto, constitutes and appoints Bryan H. Hall his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including as Authorized Representative in the United States for any additional subsidiaries of Virgin Media Inc.), to sign a Registration Statement on Form S-4 or other appropriate form, covering offerings of senior secured notes and guarantees thereof, and any and all amendments, including post-effective amendments, to that Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney. For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

NOTE: Individuals executing this document in the State of New York should note the New York statutory disclosures included below and have a notary public complete the acknowledgements following.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the date set forth opposite his name.

Signature	Title	Date

/s/ JAMES F. MOONEY	Authorized Representative in the	June 9, 2010
James F. Mooney	United States

STATUTORY DISCLOSURES AND ACKNOWLEDGEMENTS FOR INDIVIDUALS EXECUTING
POWERS OF ATTORNEY IN THE STATE OF NEW YORK

The statutory disclosures entitled “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” are included below solely for the purpose of ensuring compliance with Section 5-1501B of the New York General Obligations Law governing the execution of a power of attorney by an individual, if applicable, and, except for ensuring the validity of this power of attorney, shall not form part of, or in any way affect the interpretation of, this Power of Attorney or this Registration Statement. For the sake of clarity, notwithstanding anything to the contrary herein, this Power of Attorney DOES NOT grant the attorneys-in-fact authority to spend the principal’s money or sell or dispose of the principal’s property during the principal’s lifetime.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	)

)ss.:

COUNTY OF NEW YORK	)

On the 9th day of June in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared James F. Mooney, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ SANDRA BARNET	Sandra Barnet
Sandra Barnet	Notary Public, State of New York
No. 01BA4920841
Qualified in Queens County
Notary Public	Commission Expires 2-16-2014

Acceptance of Authority Granted by Individuals Executing Powers of Attorney in New York

The undersigned does hereby accept its appointment as attorney-in-fact by each of the individuals who executed the within instrument in the State of New York.

/s/ BRYAN H. HALL	Date:	June 9, 2010

Bryan H. Hall

Secretary and General Counsel, Virgin Media Inc.

ACKNOWLEDGMENT OF AGENT:

STATE OF NEW YORK	)

) ss.:

COUNTY OF NEW YORK	)

On the 9th day of June in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Bryan H. Hall, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

s/ SANDRA BARNET	Sandra Barnet
Sandra Barnet	Notary Public, State of New York
No. 01BA4920841
Qualified in Queens County
Notary Public	Commission Expires 2-16-2014

EXHIBIT A

Andover Cablevision Limited

Anglia Cable Communications Limited

Avon Cable Joint Venture

Barnsley Cable Communications Limited

BCMV Limited

Berkhamsted Properties & Building Contractors Limited

Birmingham Cable Corporation Limited

Birmingham Cable Finance Limited

Birmingham Cable Limited

Cable Camden Limited

Cable Enfield Limited

Cable Hackney & Islington Limited

Cable Haringey Limited

Cable London Limited

Cable Television Limited

Cable Thames Valley Limited

Cabletel (UK) Limited

CableTel Cardiff Limited

CableTel Central Hertfordshire Limited

CableTel Hertfordshire Limited

CableTel Herts and Beds Limited

CableTel Investments Limited

CableTel Newport

CableTel North Bedfordshire Limited

CableTel Scotland Limited

CableTel Surrey and Hampshire Limited

CableTel Telecom Supplies Limited

CableTel West Glamorgan Limited

CableTel West Riding Limited

Cambridge Cable Services Limited

Cambridge Holding Company Limited

CCL Corporate Communication Services Limited

Central Cable Holdings Limited

Columbia Management Limited

ComTel Cable Services Limited

ComTel Coventry Limited

Continental Shelf 16 Limited

Credit-Track Debt Recovery Limited

Crystal Palace Radio Limited

Diamond Cable Communications Limited

Digital Television Network Limited

Doncaster Cable Communications Limited

DTELS Limited

East Coast Cable Limited

Ed Stone Limited

EMS Investments Limited

Enablis Limited

EuroBell (Holdings) Limited

EuroBell (IDA) Limited

EuroBell (No. 2) Limited

EuroBell (No. 3) Limited

EuroBell (No. 4) Limited

EuroBell (South West) Limited

EuroBell (Sussex) Limited

EuroBell (West Kent) Limited

EuroBell CPE Limited

EuroBell Internet Services Limited

EuroBell Limited

Filegale Limited

Fleximedia Limited

Flextech (1992) Limited

Flextech (Kindernet Investment) Limited

Flextech (Travel Channel) Limited

Flextech Broadband Limited

Flextech Broadcasting Limited

Flextech Business News Limited

Flextech Childrens Channel Limited

Flextech Communications Limited

Flextech Digital Broadcasting Limited

Flextech Distribution Limited

Flextech Family Channel Limited

Flextech IVS Limited

Flextech Limited

Flextech Media Holdings Limited

Flextech Music Publishing Limited

Flextech Video Games Limited

Flextech-Flexinvest Limited

General Cable Group Limited

General Cable Holdings Limited

General Cable Investments Limited

General Cable Limited

Halifax Cable Communications Limited

Heartland Cablevision (UK) Limited

Heartland Cablevision II (UK) Limited

Herts Cable Limited

Interactive Digital Sales Limited

Jewel Holdings

Lanbase European Holdings Limited

Lanbase Limited

Lichfield Cable Communications Limited

M&NW Network II Limited

M&NW Network Limited

Maza Limited

Metro Hertfordshire Limited

Metro South Wales Limited

Middlesex Cable Limited

Northampton Cable Television Limited

NTL (Aylesbury and Chiltern) Limited

NTL (B) Limited

NTL (Broadland) Limited

NTL (City & Westminster) Limited

NTL (County Durham) Limited

NTL (CRUK)

NTL (CWC Holdings)

NTL (CWC) Corporation Limited

NTL (CWC) Limited

NTL (CWC) Management Limited

NTL (CWC) No. 2 Limited

NTL (CWC) No. 3 Limited

NTL (CWC) No. 4 Limited

NTL (CWC) Programming Limited

NTL (CWC) UK

NTL (Ealing) Limited

NTL (Fenland) Limited

NTL (Greenwich and Lewisham) Limited

NTL (Hampshire) Limited

NTL (Harrogate) Limited

NTL (Harrow) Limited

NTL (Kent) Limited

NTL (Lambeth and Southwark) Limited

NTL (Leeds) Limited

NTL (Norwich) Limited

NTL (Peterborough) Limited

NTL (South East) Limited

NTL (South London) Limited

NTL (Southampton and Eastleigh) Limited

NTL (Sunderland) Limited

NTL (Thamesmead) Limited

NTL (V)

NTL (Wandsworth) Limited

NTL (Wearside) Limited

NTL (West London) Limited

NTL (Yorcan) Limited

NTL (York) Limited

NTL Acquisition Company Limited

NTL Bolton Cablevision Holding Company

NTL Business (Ireland) Limited

NTL Business Limited

NTL Cablecomms Bolton

NTL Cablecomms Bromley

NTL Cablecomms Bury and Rochdale

NTL Cablecomms Cheshire

NTL Cablecomms Derby

NTL Cablecomms East Lancashire

NTL Cablecomms Greater Manchester

NTL Cablecomms Group Limited

NTL Cablecomms Holdings No. 1 Limited

NTL Cablecomms Holdings No. 2 Limited

NTL Cablecomms Lancashire No. 1

NTL Cablecomms Lancashire No. 2

NTL Cablecomms Limited

NTL Cablecomms Macclesfield

NTL Cablecomms Manchester Limited

NTL Cablecomms Oldham and Tameside

NTL Cablecomms Solent

NTL Cablecomms Staffordshire

NTL Cablecomms Stockport

NTL Cablecomms Surrey

NTL Cablecomms Sussex

NTL Cablecomms Wessex

NTL Cablecomms West Surrey Limited

NTL Cablecomms Wirral

NTL Cambridge Limited

NTL Chartwell Holdings Limited

NTL Communications Services Limited

NTL Darlington Limited

NTL Derby Cablevision Holding Company

NTL Equipment No. 1 Limited

NTL Equipment No. 2 Limited

NTL Finance Limited

NTL Glasgow

NTL Glasgow Holdings Limited

NTL Holdings (Broadland) Limited

NTL Holdings (East London) Limited

NTL Holdings (Fenland) Limited

NTL Holdings (Leeds) Limited

NTL Holdings (Norwich) Limited

NTL Holdings (Peterborough) Limited

NTL Internet Limited

NTL Internet Services Limited

NTL Irish Holdings Limited

NTL Kirklees

NTL Kirklees Holdings Limited

NTL Limited

NTL Manchester Cablevision Holding Company

NTL Microclock Services Limited

NTL Midlands Limited

NTL Milton Keynes Limited

NTL National Networks Limited

NTL Networks Limited

NTL Partcheer Company Limited

NTL Rectangle Limited

NTL Sideoffer Limited

NTL Solent Telephone and Cable TV Company Limited

NTL South Central Limited

NTL South Wales Limited

NTL Streetunique Projects Limited

NTL Streetunit Projects Limited

NTL Streetusual Services Limited

NTL Streetvision Services Limited

NTL Streetvital Services Limited

NTL Streetwarm Services Limited

NTL Streetwide Services Limited

NTL Strikeagent Trading Limited

NTL Strikeamount Trading Limited

NTL Strikeapart Trading Limited

NTL Systems Limited

NTL Technical Support Company Limited

NTL Teesside Limited

NTL Telecom Services Limited

NTL UK Telephone and Cable TV Holding Company Limited

NTL Victoria II Limited

NTL Victoria Limited

NTL Westminster Limited

NTL Winston Holdings Limited

NTL Wirral Telephone and Cable TV Company

Oxford Cable Limited

Prospectre Limited

Screenshop Limited

Secure Backup Systems Limited

Sheffield Cable Communications Limited

Southern East Anglia Cable Limited

Southwestern Bell International Holdings Limited

Stafford Communications Limited

Swindon Cable Limited

Tamworth Cable Communications Limited

Telewest Communications (Central Lancashire) Limited

Telewest Communications (Cotswolds) Limited

Telewest Communications (Cotswolds) Venture

Telewest Communications (Cumbernauld) Limited

Telewest Communications (Dumbarton) Limited

Telewest Communications (Dundee & Perth) Limited

Telewest Communications (Falkirk) Limited

Telewest Communications (Glenrothes) Limited

Telewest Communications (Liverpool) Limited

Telewest Communications (London South) Joint Venture

Telewest Communications (London South) Limited

Telewest Communications (Midlands and North West) Limited

Telewest Communications (Midlands) Limited

Telewest Communications (Motherwell) Limited

Telewest Communications (Nominees) Limited

Telewest Communications (North East) Limited

Telewest Communications (North East) Partnership

Telewest Communications (North West) Limited

Telewest Communications (Scotland Holdings) Limited

Telewest Communications (Scotland) Limited

Telewest Communications (Scotland) Venture

Telewest Communications (South East) Limited

Telewest Communications (South East) Partnership

Telewest Communications (South Thames Estuary) Limited

Telewest Communications (South West) Limited

Telewest Communications (St. Helens & Knowsley) Limited

Telewest Communications (Tyneside) Limited

Telewest Communications (Wigan) Limited

Telewest Communications Cable Limited

Telewest Communications Holdco Limited

Telewest Communications Holdings Limited

Telewest Communications Networks Limited

Telewest Limited

Telewest Parliamentary Holding Limited

Telewest UK Limited

Telso Communications Limited

The Cable Corporation Limited

The Yorkshire Cable Group Limited

Theseus No. 1 Limited

Theseus No. 2 Limited

TVS Pension Fund Trustees Limited

TVS Television Limited

United Artists Investments Limited

Virgin Media Business Limited

Virgin Media Finance PLC

Virgin Media Investment Holdings Limited

Virgin Media Investments Limited

Virgin Media Limited

Virgin Media Payments Ltd

Virgin Media Secured Finance PLC

Virgin Media SFA Finance Limited

Virgin Media Wholesale Limited

Virgin Mobile Group (UK) Limited

Virgin Mobile Holdings (UK) Limited

Virgin Mobile Telecoms Limited

Virgin Net Limited

Vision Networks Services UK Limited

VM Sundial Limited

VMIH Sub Limited

Wakefield Cable Communications Limited

Wessex Cable Limited

Windsor Television Limited

XL Debt Recovery Agency Limited

X-Tant Limited

Yorkshire Cable Communications Limited